CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-3 (File No. 333-32968) and Registration statements on Form S-8 (File Nos.333-33345,333-53714 and 333-64231).



                                               ARTHUR ANDERSEN LLP



Tulsa, Oklahoma
  March 19, 2001